Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of QT Imaging Holdings, Inc. (the “Company”) for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Anastas Budagov, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2025	By:	/s/ Anastas Budagov
Anastas Budagov
Chief Financial Officer (Principal Financial and Accounting Officer)